RECORDING REQUESTED BY

WHEN RECORDED MAIL TO

NAME The Innes Group, Inc.
ADDRESS 3100 Kerner Blvd., Suite C1
CITY San Rafael, CA 94901
STATE & ZIP

Title Order No.

Escrow No.

Doc # 2007022607
Page 1 of 2
Date: 9/26/2007 10:51A
Filed by: MAIL
Filed & Recorded in Official Records
of COUNTY OF LAKE
DOUGLAS W. WACKER
COUNTY RECORDER
Fee: $103.50

SPACE ABOVE THIS LINE FOR RECORDER'S USE

GRANT DEED

The undersigned declares that the documentary transfer tax is $93.50---------------------- and is TAX PAID

☒ Computed on the full value of the interest or property conveyed, or is

☐ Computed on the full value less the value of liens or encumbrances remaining at time of sale. The land, tenements realty is located in

☒ Unincorporated area of: LAKE COUNTY ☐ City of: and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged.
Michael C. and Cameron M. Hinshaw, Trustees of The 1998 Hinshaw Family Trust -

hereby GRANT(S) to The Innes Group, Inc.
Mailing Address: 3100 Kerner Blvd, Sutie C1, San Rafael, CA 94901

the following described real property in the unincorporated area of Blue Lake,

County of Lake, State of California.
Assessors Parcel Number: 003-026-40, 4655 Laurel Dell Road, Blue Lake, California
For Legal Description see Exhibit A attached hereto, Page 3 0f 4, Document #98-021772
Track Six, parcel Two.

[signature] [signature]

Michael C. Hinshaw Cameron Hinshaw

Dated: Sept. 21 2007 State of California, County of Marin

On Sept 21, 2007 before me Betsy Aldrete Notary Public
(Name of Notary Public)

personally appeared Michael C and Cameron M. Hinshaw

personally known to me ~~(or proved to me on the basis of satisfactory evidence)~~ to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
(Signature of Notary Public)

BETSY ALDRETE
Commission # 1478587
Notary Public - California
Marin County
My Comm. Expires Mar 23, 2008

MAIL TAX STATEMENTS AS DIRECTED ABOVE

Portion of lot 5, Section 8, Township 15 North, Range 10 West, M.D.M., described as follows;

COMMENCING at the quarter Section corner common to Sections 8 and 17 of said Township and Range, said point also being the Southeast corner of Lot 5; thence North 27 degrees 09' 13" West 725.83 feet to a point in the county road being the point of beginning of the parcel to be herein described; thence from said point of beginning North 49 degrees 25' East 55 feet more or less, to Laurel Dell Lake; thence Southeasterly, along said Lake, 290 feet more or less, to the North line of the Tyrer Property as recorded in Book 307 of Official Records of Lake County at Page 417; thence leaving said Lake and continuing South 50 degrees 45' 50" West along said Tyrer Property 315 feet more or less to the Northwest corner thereof; thence South 0 degrees 05' 20" West along the West line of said property 307.56 feet more or less to the South line of said Lot 5; thence West along said South line 763 feet more or less; thence North 49 degrees 25' East 992.65 feet more or less to the point of beginning.

APN 003-026-54

TRACT SIX

Parcel One

COMMENCING at a redwood stake driven in the ground on the margin of Blue Lakes, and on the East boundary line of Lot 6 of Section 8, Township 15 North, Range 10 West, M.D.M., said stake being about one foot from an ash tree one foot in diameter marked with three notches on the South side, and running thence, in a Southeasterly direction,

TRACT SIX, Parcel One Continued:

and following along the East boundary line of said Lot 6, to the Southeasterly corner thereof; thence West 620 feet to the Southwest corner of said Lot 6; thence North, along the West boundary line of said Lot 6, 720 feet to a point due West of the point of beginning; and thence East 340 feet to the point of beginning.

EXCEPTING THEREFROM all that portion thereof lying within the following described tract:

BEGINNING at a point on the North line of Lot 6 in Section 8, Township 15 North, Range 10 West, M.D.M., said point being the Northeast corner of that certain tract of land conveyed by Charles Reynolds, et ux., to George P. Foster, et ux., by Deed dated November 9, 1955, recorded November 9, 1955, in Book 259 of Official Records of Lake County at Page 111, and running thence West, along the North line of said tract so conveyed to Foster, 340 feet, more or less, to the Northwest corner thereof; thence South, along the West line of said tract so conveyed to Foster, to a point that is due West of a point that is 60 feet Southerly (measured along the margin of Blue Lakes) from the point of beginning; thence East, parallel to the North line of said tract so conveyed to Foster, 340 feet, more or less, to the margin of Blue Lakes; and thence Northerly, along the margin of Blue Lakes, 60 feet to the point of beginning.

ALSO EXCEPTING therefrom all that portion thereof lying Easterly of the center line of the County Road known as the Old Blue Lakes Toll Road.

Parcel Two

BEGINNING at a point on the margin of Blue Lakes, said point being 193 feet Northerly (Measured along said margin of Blue Lakes), from the Southeast corner of Lot 6 of Section 8, Township 15 North, Range 10 West, M.D.M., and running thence Northerly, along said margin of Blue Lakes, 32 feet; thence West, parallel to the South line of said Lot 6, to the center of the County Road known as the Old Blue Lakes Toll Road; thence Southerly, along the center of said road, 32 feet, more or less, to a point due West of the point of beginning; and thence East to the point of beginning.

APN 003-026-40

Exhibit A APN # 003-026-40

TRACT SEVEN

BEGINNING at a point on the margin of Blue Lakes, said point being 128 feet Northerly (measured along said margin of Blue Lakes) from the Southeast corner of Lot 6; Section 8, Township 15 North, Range 10 West, M.D.M., and running thence Northerly, along said margin of Blue Lakes 65 feet; thence West, parallel to the South line of said lot 6, to the center of the County Road, known as the Old Blue Lakes Toll Road; thence Southerly along the center of said road 65 feet, more or less, to a point due west of the point of beginning, and thence East to the point of beginning.

APN 003-026-36